Q4 2010 Earnings Press Release Supplement 25 January 2011 Exhibit 99.2

$307
$302
$400
$561
$727
$741
$737
$962
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
  Q4
2010
$670
$537
$293
$239
$110
$379
$469
$463
$3.42
$0.81
$2.40
$2.37
$2.10
$2.39
$2.75
$1.75
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
  Q4
2010
Strong quarterly financial performance marked by record income and EPS
Operating and Net Income, as Adjusted ($ in millions) Diluted Earnings Per Share, as Adjusted
Reconciliation between GAAP and as Adjusted is provided in the appendix
Operating Income Net Income

$1,518
$1,662
$1,570
$3,167
2007 2008 2009 2010
$1,021
$856
$1,077
$2,139
$7.99
$6.30
$10.94
$7.13
2007 2008 2009 2010
Record full year income and EPS
Operating and Net Income, as Adjusted ($ in millions) Diluted Earnings Per Share, as Adjusted
Reconciliation between GAAP and as Adjusted is provided in the appendix
Operating Income Net Income

Full year 2010 operating margin expanded by 1.1 points versus full year 2009, and approximately 2.5 points versus 2009
BLK/BGI ProForma
39.3% FY 2010
We have expanded margins while investing in the business
Operating Margins, as Adjusted
For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release as well as previously filed Forms 10-K, 10-Q and 8-K’s
40.7%
38.4%
37.4%
38.7%
38.2%
36.8%
38.9%
38.8%
2007 2008 2009 2009
Pro Forma
Q1
2010
Q2
2010
Q3
2010
Q4
2010

Equity markets have been volatile; positive tailwinds for 2011
S&P 500 Q3 2010 Spot to Spot Q4 2010 Spot to Spot
2010 Average: 1,140 (up 20% vs. 2009 Average)
Q1 2009            Q2 2009           Q3 2009            Q4 2009 Q1 2010            Q2 2010            Q3 2010       Q4 2010
Q4 2009 Spot to Spot
On average, equity markets in Q4 2010 were 10% higher than Q3 2010 and 11% higher than Q4 2009
On average, equity markets in 2010 were 20% higher than 2009
2009 Average: 948
Q3 Avg: 1,096 Q4 Avg: 1,205
(up 10% vs. Q3-10)
(up 11% vs. Q4-09)
Q4 Avg: 1,089
9/30/09 close: 1,057
12/31/09 close: 1,115
(up 5% vs. 9/30/09)
9/30/10 close: 1,141
(up 11% vs. 6/30/10)
600
700
800
900
1,000
1,100
1,200
1,300
Apr-09 Jul-09 Oct-09
12/31/10 close: 1,258
(up 10% vs. 9/30/10)
6/30/10 close: 1,031

Improved operating results and positive movement on the investment portfolio
$0.67
Increasing EPS
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (f) in the current earnings release
Decreasing EPS
Q4-10 Compared to Q3-10, as Adjusted
Non-Operating EPS Operating EPS
Total EPS:
$2.75
Total EPS:
$3.42
Operating
EPS:
Operating
EPS:
$2.61
($0.07)
$0.74
$3.35
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
Q3-10 EPS Operating EPS Non-Operating EPS Q4-10 EPS
Non-Operating
EPS: $0.14
Non-Operating
EPS: $0.07

Strong investment performance drove revenue growth
$401 million
Increasing Revenue
79%
13%
3%
5%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue
$2.49 billion
$0
Q4-10 Total Revenue
Q4-10 Compared to Q3-10
$2,493
$2,092
$157
$212
$32
$1,600
$2,000
$2,400
$2,800
Q3-10 Performance Fees Base Fees BRS & Other Q4-10

Operating Expenses, as Adjusted
($ in millions)

BlackRock

$1,200
$1,400
Higher G&A and AUM / revenue-linked expenses
$1,531
$1,355
($3)
$1
$10
$96
$72
Q3-10 G&A   Compensation
& Benefits
Direct Fund Exp       Distribution
& Servicing
Deferred
Commissions
Q4-10
AUM / Revenue related: $80 million
Increasing Expenses Decreasing Expenses
52%
2%
9%
27%
3%
7%
Employee Comp & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
$1.53 billion
Q4-10 Expense, as Adjusted, by Category
Q4-10 Compared to Q3-10, as Adjusted
For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release
Total Revenue, Q4-10 compared to Q3-10
Total revenue increased $401 million or 19%
in Q4-10 from Q3-10
• Q3 Total Revenue: $2,092 million
• Q4 Total Revenue: $2,493 million
$0
$1,000
$1,600
$1,800

Base fees substantially higher primarily due to improved markets
$157 million
Decreasing Base Fees Increasing Base Fees
11%
9%
6%
6%
14%
4%
24%
24%
2%
Active Fixed Income
iShares/ ETP Fixed Income
Institutional Index Fixed Income
Active Equity
iShares/ ETP Equity
Institutional Index Equity
Multi-Asset
Alternatives
Cash
Q4-10 Base Fees
Q4-10 Compared to Q3-10
$1.95 billion
$0
$1,951
$1,794
($6)
$3 $3
$4
$11
$13
$33
$41
$55
$1,600
$1,800
$2,000
Q3-10 iShares/
ETP Equity
Active
Equity
Multi-
Asset
Institutional
Index
Equity
Alternatives Active
Fixed
Income
iShares/
ETP Fixed
Income
Institutional
Index Fixed
Income
Cash Q4-10

Non-Operating Income, as Adjusted
($ in millions)

BLACKROCK

For further information and reconciliation between GAAP and as Adjusted, see note (b) in the current earnings release as well as previously filed Form 10-Q’s
Continued investment gains driven by markets
$16
$20
$7
$13
$5
$4
($25)
$0
$10
$20
$30
$40
$50
Distressed
Credit/ Mortgage
Private Equity Hedge Funds/
Funds of Hedge
Funds
Real Estate Other
Investments
Net Interest
Expense
Q4-10
$45 million
Q4 Investment Gain, as Adjusted, by Category
Q4-10 Non-Operating Income by Category, as Adjusted
Net Interest Expense Investment Gain
Non-Operating Income
$45 million Investment Gain
35%
16%
11%
9%
29%
Distressed Credit/ Mortgage
Private Equity
Hedge Funds/ Funds of Hedge Funds
Real Estate
Other Investments

Substantial free cash flow
To be reinvested in the business and available for dividends
$4.00
$3.12 $3.12
$2.68
$1.68
$1.20
$1.00
$0.80
33%
83%
64%
50%
56%
53%
48%
44%
2010 2009 2008 2007 2006 2005 2004 2003*
Dividend Payout Ratio
2010 Share Repurchase = 0.9 million shares
* 2003 dividend has been annualized
Payout ratio = (dividends + share repurchases) / GAAP net income
N/A              2/26/04           2/15/05          2/17/06     2/27/07           2/15/08              N/A              2/25/10
Dividend Change
Declared:

Appendix

$962
$737
$400
$302
$307
$561
$727
$741
$271
$261
$357
$389
$654
$697
$707
$940
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
  Q4
2010
GAAP As Adjusted
Quarterly operating income – GAAP and As Adjusted
Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include BGI transaction / integration costs, PNC LTIP funding obligation, Merrill Lynch compensation contribution, Restructuring charges, and Compensation related to appreciation (depreciation) on deferred compensation plans
$22
$30
$44
$73
$172
$43
$36
$41
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
  Q4
2010
For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release as well as previously filed Form 10-Q’s

$1,570
$1,662
$1,518
$3,167
$1,294
$1,593
$1,278
$2,998
2007 2008 2009 2010
GAAP As Adjusted
Annual operating income – GAAP and As Adjusted
Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include MLIM integration costs, Quellos integration costs, BGI transaction / integration costs, PNC
LTIP funding obligation, Merrill Lynch compensation contribution, Restructuring charges, Termination of closed-end fund administration and servicing arrangements and Compensation related to appreciation (depreciation) on deferred compensation plans
$169
$224
$69
$292
2007 2008 2009 2010
For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release as well as previously filed Form 10-Q’s

$670
$463
$469
$379
$110
$239
$293
$537
$218
$317
$256
$423
$432
$551
$657
$84
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
  Q4
2010
Quarterly net income – GAAP and As Adjusted
$13
$31
$46
$123
($14)
$26
$21
($24)
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
  Q4
2010
Net Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include BGI transaction / integration costs, PNC LTIP funding obligation, Merrill Lynch compensation contribution, Restructuring charges, and Income tax law changes
GAAP As Adjusted
For further information and reconciliation between GAAP and as Adjusted, see notes (c) and (d) in the current earnings release as well as previously filed Form 10-Q’s

$1,021
$856
$1,077
$2,139
$784
$875
$2,063
$993
2007 2008 2009 2010
$76
$84
$72
$146
2007 2008 2009 2010
Annual net income – GAAP and As Adjusted
Net Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include MLIM integration costs, Quellos integration costs, BGI transaction / integration costs, PNC
LTIP funding obligation, Merrill Lynch compensation contribution, Restructuring charges, Termination of closed-end fund administration and servicing arrangements and Income tax law changes
GAAP As Adjusted
For further information and reconciliation between GAAP and as Adjusted, see notes (c) and (d) in the current earnings release as well as previously filed Form 10-Q’s

$78 $77 $78
$18
$2
($75)
($179)
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
  Q4
2010
$20
$39
$52
$42
($153)
$13
($6)
($28)
GAAP As Adjusted
Quarterly non-operating income – GAAP and As Adjusted
Non-Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include net income (loss) attributable to NCI, and compensation expense related to (appreciation)
depreciation on deferred compensation plans
$2
($39)
$47
($8)
($5)
($26)
$26
($35)
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
  Q4
2010
$18
For further information and reconciliation between GAAP and as Adjusted, see note (b) in the current earnings release as well as previously filed Form 10-Q’s

$526
$150
($577)
($384)
($6)
($46)
$25
$23
2007
2008
2009
2010
GAAP
As Adjusted

($376)
$193
($40)
$2
2007
2008
2009
2010

BLACKROCK

17
Annual non-operating income – GAAP and As Adjusted
Non-Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include net income (loss) attributable to NCI, and compensation expense related to (appreciation)
depreciation on deferred compensation plans
For further information and reconciliation between GAAP and as Adjusted, see note (b) in the current earnings release as well as previously filed Form 10-Q’s

Forward-looking statements
This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,”
“anticipate, ” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,”
“maintain, ” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,”
“would, ” “should,” “could,” “may” or similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

Forward-looking statements
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission reports and those identified elsewhere in this presentation the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
(1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms, including the recently approved Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock, Barclays, Bank of America, Merrill Lynch or
PNC; (11) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (12) the ability to attract and retain highly talented professionals; (13) fluctuations in the carrying value of BlackRock’s economic investments; (14) the impact of changes to tax legislation and, generally, the tax position of the
Company; (15) BlackRock’s success in maintaining the distribution of its products; (16) the impact of BlackRock electing to provide support to its products from time to time; (17) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions; and (18) the ability of BlackRock to integrate the operations of BGI.